UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 17, 2012 (October 10, 2012)

CARDINAL ENERGY GROUP, INC.
formerly KOKO LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53923
(Commission File No.)

2665 Fairfax Drive
Upper Arlington, Ohio 43220
(Address of principal executive offices and Zip Code)

(614) 459-4959
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03            AMENDMENTS TO ARTICLES OF INCORPORATION.

On October 10 2012, we changed our name from KOKO LTD. to Cardinal Energy Group, Inc.  We accomplished this by creating a wholly owned subsidiary corporation by the name of Cardinal Energy Group, Inc., a Nevada corporation and merging it into KOKO LTD.   KOKO LTD. was the surviving entity.  As part of the merger, we changed our name from KOKO LTD to Cardinal Energy Group, Inc.  By changing the corporate name in this manner we were not required to obtain shareholder approval under Nevada law.

ITEM 9.01            EXHIBITS.

Exhibit	Document Description

2.1	Articles of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 17th day of October, 2012.

CARDINAL ENERGY GROUP, INC.

BY:	TIMOTHY CRAWFORD
Timothy Crawford
Principal Executive Officer